UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As detailed in Item 5.07 below, on May 25, 2022, the stockholders of Relmada Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to awards under the 2021 Plan by 3,900,000 to an aggregate of 5,400,000 (including awards previously granted). The 2021 Plan and the amendment are described in more detail in the Company’s 2022 Proxy Statement, which was filed with the Securities and Exchange Commission on April 11, 2022. A copy of the 2021 Plan as amended is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2022 the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 29,369,490 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 23,557,550 shares, or approximately 80.2% of the eligible common stock, were present either in person or by proxy and voted. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the one director nominee was elected. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: Election of Directors.

Stockholders elected the following nominee as director to hold office until the 2025 Annual Meeting (i.e. as a Class I Director) and until his successor is elected and qualified.

Nominee	For	Against	Abstentions	Broker Non-Votes
Eric Schmidt (Class I, 36 month term)	14,097,167	0	6,677,524	2,782,859

The continuing Class II Directors are Charles J. Casamento and Sergio Traversa. The continuing Class III Directors are John Glasspool and Paul Kelly.

Proposal 2: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
22,933,154	356,639	267,757	0

Proposal 3: Approval of an amendment to the 2021 Equity Incentive Plan.

Stockholders approved the amendment to the Company’s 2021 Equity Incentive Plan described in Item 5.02 above.

For	Against	Abstentions	Broker Non-Votes
11,931,149	6,824,923	2,018,619	2,782,859

Proposal 4: Approval of an Amendment to the Articles of Incorporation.

Stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 shares to 150,000,000 Shares.

For	Against	Abstentions	Broker Non-Votes
14,921,614	8,245,591	390,345	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Relmada Therapeutics, Inc. 2021 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2022	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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